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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                         __________________________


                                 FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: February 25, 2002


                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)


           Vermont                     0-11595             03-0287342
(State or other jurisdiction    (Commission File No.)    (IRS Employer
      of incorporation)                                  Identification No.)

   275 Kennedy Drive                                            05403
So. Burlington, Vermont                                       (Zip Code)
 (Address of principal
   executive offices)

                               (802) 658-3400
            (Registrant's telephone number, including area code)

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Item 4.  Other Events.
         -------------

      This Form 8-K/A amends the Form 8-K dated February 25, 2002 of Merchants Bancshares, Inc. (the "Company") to reflect the fact that, as anticipated, Arthur Andersen LLP has issued its report on the Company's 2001 financial statements in conjunction with the March 28, 2002 filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. Arthur Andersen LLP was dismissed effective as of March 28, 2002.

      On February 25, 2002, the Company determined not to renew the engagement of its independent accountants, Arthur Andersen LLP and appointed KPMG LLP as its new independent accountants, effective upon the completion of the 2001 audit. The decision to replace Arthur Andersen LLP as the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors, as well as by the full Board of Directors.

      During the Company's last two fiscal years and through March 28, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles, or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 28, 2002.

      The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Arthur Andersen LLP is attached as Exhibit 16.1.

      During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 28, 2002, the Company did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)(B)  Inapplicable

         (C)     Exhibits

         16.1 Letter from Arthur Andersen LLP regarding change in accountants.

                                 SIGNATURES

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCHANTS BANCSHARES, INC.

                                       /s/ Joseph L. Boutin
                                       -------------------------------------
                                       Joseph L. Boutin
                                       President and Chief Executive Officer

Dated:  April 2, 2002